June 27, 1997

Alabama Synfuel #1, Ltd.
c/o Covol Technologies, Inc.
3280 North Frontage Road
Lehi, Utah 84043

Covol Technologies, Inc.
3280 North Frontage Road
Lehi, Utah 84043

         Re:  Letter Amendment

Gentlemen:

         Reference is made to (i) the Alabama Project Purchase Agreement, dated as of March 20, 1997 (the "Project Purchase Agreement"), by and among Alabama Synfuel #1, Ltd. and Covol Technologies, Inc., as sellers, and Birmingham Syn Fuel, LLC, as buyer, and (ii) the Conditional Option Agreement, dated as of March 20, 1997 (the "Option Agreement"), by and among Birmingham Syn Fuel I, Inc. (Birmingham Syn Fuel II, Inc. and PacifiCorp Financial Services, Inc., on the one hand, and Alabama Synfuel #1, Ltd. and Covol Technologies, Inc., on the other hand.

         The parties to the Project Purchase Agreement hereby amend the Section 5.3(c) of the Project Purchase Agreement by deleting the language "June 30, 1997" and inserting in its place the language "November 30, 1997".

         The parties to the Option Agreement hereby amend subsections 1(b)(i) and (ii) of the Option Agreement by deleting the language "June 30, 1997" and inserting in its place the language "November 30, 1997" for subsection 1(b)(i) and "August 31, 1997" for subsection 1(b)(ii), respectively.

         This letter agreement may be executed in one or more counterparts, all of which shall be considered one and the same letter agreement.

                                Very truly yours,

                                     BIRMINGHAM SYN FUEL I, INC.

                                     By: /s/ Reynold Roeder
                                        --------------------
                                     Name: Reynold Roeder
                                     Title:Vice President

                                     BIRMINGHAM SYN FUEL II, INC.

                                     By: /s/ Reynold Roeder
                                        --------------------
                                     Name: Reynold Roeder
                                     Title:Vice President


                                     BIRMINGHAM SYN FUEL, LLC

                                     By: /s/ Reynold Roeder
                                        --------------------
                                     Name: Reynold Roeder
                                     Title:Vice President


                                     PACIFICORP FINANCIAL SERVICES, INC.

                                     By: /s/ Reynold Roeder
                                        --------------------
                                     Name: Reynold Roeder
                                     Title:Vice President

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST SET
FORTH ABOVE:

Alabama Synfuel #1, Ltd.

By: /s/ Brent M. Cook
   -------------------------------------------------------------
Name: Brent M. Cook
Title: President of Covol Technologies, Inc., a general partner

Covol Technologies, Inc.

By: /s/ Brent M. Cook
   -------------------
Name: Brent M. Cook
Title: President

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